Exhibit 99.1
Domo Announces Second Quarter Fiscal 2025 Financial Results

Silicon Slopes, Utah - August 29, 2024 - Domo, Inc. (Nasdaq: DOMO) today announced results for its fiscal second quarter ended July 31, 2024.

Fiscal Second Quarter Results
•Total revenue was $78.4 million, a decrease of 2% year over year
•Subscription revenue was $70.9 million
•Billings were $68.6 million, a decrease of 3% year over year
•Remaining Performance Obligations (RPO) was $358.9 million as of July 31, 2024
•Net cash used in operating activities was $6.2 million
•Adjusted free cash flow was negative $5.6 million
•GAAP operating margin decreased by 5 percentage points year over year
•Non-GAAP operating margin decreased by 3 percentage points year over year
•GAAP net loss was $19.5 million, and GAAP net loss per share was $0.51, based on 38.4 million weighted-average shares outstanding
•Non-GAAP net loss was $2.7 million, and non-GAAP net loss per share was $0.07, based on 38.4 million weighted-average shares outstanding
•Cash, cash equivalents, and restricted cash were $55.7 million as of July 31, 2024

“We've made great progress with ecosystem partnerships and consumption customers in Q2, and are already seeing these strategic initiatives deliver exciting new opportunities for Domo,” said Josh James, founder and CEO, Domo. “We are now better positioned than ever to compete in today’s data and AI landscape, and I’m incredibly optimistic about our future.”

Recent Highlights
We believe the following announcements and recognition demonstrate our commitment to product innovation and customer value:
•Domo was named a leader in Nucleus Research’s 2024 Business Intelligence and Analytics Technology Value Matrix for the fourth consecutive year. Additionally, Domo and customer, Manulife Financial Corporation, were honored with a 2024 Nucleus Research ROI Award for achieving a total ROI of 184% through the adoption of the Domo platform.
•Domo was the top-ranked vendor in the Dresner Advisory Services’ 2024 Collective Insights report, placing ahead of 14 other vendors, and was named an overall leader in Dresner's 2024 Wisdom of Crowds® Industry Excellence Awards. In addition, Domo was named a leader in the Customer Experience and Vendor Credibility Models and received its eighth consecutive perfect recommendation score in Dresner's 2024 Wisdom of Crowds® Business Intelligence (BI) Market Study in which Domo is ranked as a “High Value/Low TCO” platform.

•Domo was named to the Q3 2024 Constellation ShortList™ for Multicloud Analytics and Business Intelligence Platforms and the Q3 2024 ShortList for Marketing Analytics Solutions for the ninth consecutive year. In addition, Domo was named to the Q3 2024 Embedded Analytics ShortList.
•At the Forrester B2B Summit North America 2024, Domo was recognized as a B2B Program of the Year winner for improving functional performance in engagement, set apart for the company's ability to cultivate a user community, Domo Central, that transformed customer relationships through strategic community engagements.
•Domo was named to the 2024 Parity.Org Best Companies for Women to AdvanceTM, a program recognizing organizations that are creating the culture and conditions in which all employees have an equal opportunity to compete and advance, for the fifth consecutive year.

Business Outlook
Based on information available as of August 29, 2024, Domo is providing the following guidance for its third quarter of fiscal 2025 and full year fiscal 2025:
Q3 Fiscal 2025
•Revenue is expected to be in the range of $77.0 million to $78.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.14 and $0.18 based on 38.9 million weighted-average shares outstanding, basic and diluted
Full Year Fiscal 2025
•Revenue is expected to be in the range of $313.0 million to $315.0 million
•Non-GAAP net loss per share, basic and diluted, is expected to be between $0.69 and $0.77 based on 38.5 million weighted-average shares outstanding, basic and diluted
We have not reconciled guidance for non-GAAP metrics to their most directly comparable GAAP measures because certain items that impact these measures are not within our control or cannot be reasonably predicted.

Earnings Call Details
Domo plans to host a conference call today to review its fiscal 2025 second quarter financial results and to discuss its financial outlook. The call is scheduled to begin at 3:00 p.m. MT/ 5:00 p.m. ET. A live webcast of the event will be available on the Domo Investor Relations website at https://www.domo.com/ir and a live dial-in is available at (877) 484-6065 or (201) 689-8846.

A replay will be available at (877) 660-6853 or (201) 612-7415 with the access ID# 13748360 following the completion of the conference call until 11:59p.m. (ET) September 27, 2024.

About Domo
Domo puts data to work for everyone so they can multiply their impact on the business. Our cloud-native data experience platform goes beyond traditional business intelligence and analytics, making data visible and actionable with user-friendly dashboards and apps. Underpinned by AI, data science and a secure data foundation that connects with existing cloud and legacy systems, Domo helps companies optimize critical business processes at scale and in record time to spark the bold curiosity that powers exponential business results.

For more information, visit www.domo.com. You can also follow Domo on LinkedIn, X and Facebook.

Domo Disclosure Channels to Disseminate Information
Domo investors and others should note that we announce material information to the public about our company, products and services, and other issues through a variety of means, including Domo’s website, press releases, filings with the U.S. Securities and Exchange Commission (SEC), blogs and social media, in order to achieve broad, non-exclusionary distribution of information to the public. We intend to use the Domo Facebook page, the Domo LinkedIn page, the Domo blog, the @Domotalk X account and the @JoshJames X account as a means of disclosing information about the Company and its services and for complying with the disclosure obligations under Regulation FD. The information we post through these social media channels may be deemed material. Accordingly, we encourage investors and others to monitor these social media channels in addition to following our press releases, SEC filings and public conference calls and webcasts. The social media channels that we intend to use as a means of disclosing the information described here may be updated from time to time as listed on our investor relations webpage.

Use of Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with Generally Accepted Accounting Principles in the United States of America (GAAP), we reference in this press release and the accompanying tables the following non-GAAP financial measures: billings, non-GAAP subscription gross margin, non-GAAP operating expenses, non-GAAP operating loss, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, and adjusted free cash flow. In computing these measures, we exclude the effects of certain items including stock-based compensation expense, amortization of certain intangible assets, severance of executive officers who report to the Chief Executive Officer, remeasurement of warrant liability, net change to structured payables, and proceeds from shares issued in connection with the employee stock purchase plan.

As it relates to adjusted free cash flow, we add back amounts equal to the proceeds from shares issued in connection with employee stock purchase plan to reflect the non-cash nature of these transactions. Because no cash is exchanged in these transactions, showing proceeds in the financing section of the statement of cash flows as required by GAAP results in a corresponding decrease in the operating section, which management believes is not indicative of actual cash used in or provided by our operations. We also add back the net change to structured payables to adjusted free cash flow. We believe that this non-GAAP cash metric is useful because it provides investors with the same information that management uses to consistently evaluate, forecast and measure the Company’s actual cash flows and its ability to achieve and maintain positive cash flows.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain items that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements of our Chief Executive Officer, statements regarding competitive positions, our financial outlook for our third fiscal quarter, and results for future periods. Forward-looking statements are subject to risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our filings with the SEC, including, without limitation, the Annual Report on Form 10-K filed with the SEC on March 28, 2024 and the Quarterly Report on Form 10-Q for the quarter ended July 31, 2024 expected to be filed with the SEC on or about September 9, 2024. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.
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Domo is a registered trademark of Domo, Inc.

Domo, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2023	2024	2023	2024
Revenue:
Subscription	$71,211	$70,921	$142,301	$143,031
Professional services and other	8,461	7,486	16,829	15,479
Total revenue	79,672	78,407	159,130	158,510
Cost of revenue:
Subscription (1)	11,453	13,301	22,065	26,076
Professional services and other (1)	7,637	6,823	15,594	14,762
Total cost of revenue	19,090	20,124	37,659	40,838
Gross profit	60,582	58,283	121,471	117,672

Operating expenses:
Sales and marketing (1), (3)	41,040	36,627	84,202	78,846
Research and development (1)	20,767	21,969	44,202	44,688
General and administrative (1), (2), (3)	9,378	14,174	23,379	30,075
Total operating expenses	71,185	72,770	151,783	153,609
Loss from operations	(10,603)	(14,487)	(30,312)	(35,937)

Other expense, net (1), (4)	(5,124)	(4,752)	(9,619)	(9,183)
Loss before income taxes	(15,727)	(19,239)	(39,931)	(45,120)
Provision for income taxes	341	251	540	377
Net loss	$(16,068)	$(19,490)	$(40,471)	$(45,497)

Net loss per share (basic and diluted)	$(0.45)	$(0.51)	$(1.14)	$(1.20)
Weighted-average number of shares (basic and diluted)	35,884	38,389	35,558	37,943

(1) Includes stock-based compensation expenses, as follows:
Cost of revenue:
Subscription	$670	$807	$1,288	$1,605
Professional services and other	473	314	952	647
Sales and marketing	6,166	5,170	12,896	10,484
Research and development	4,618	4,069	9,593	8,491
General and administrative	2,960	5,911	6,468	8,995
Other expense, net	173	202	335	393
Total stock-based compensation expenses	$15,060	$16,473	$31,532	$30,615

(2) Includes amortization of certain intangible assets, as follows:
General and administrative	$20	$142	$40	$284

(3) Includes executive officer severance, as follows:
Sales and marketing	$—	$—	$443	$—
General and administrative	225	—	1,553	—
Total executive officer severance	$225	$—	$1,996	$—

(4) Includes remeasurement of warrant liability, as follows:
Other expense, net	$—	$144	$—	$(422)

Domo, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	January 31,	July 31,
	2024	2024
Assets
Current assets:
Cash, cash equivalents, and restricted cash	$60,939	$55,704
Accounts receivable, net	67,197	48,688
Contract acquisition costs	16,006	15,266
Prepaid expenses and other current assets	9,602	9,171
Total current assets	153,744	128,829

Property and equipment, net	27,003	27,195
Right-of-use assets	11,746	10,942
Contract acquisition costs, noncurrent	19,542	17,339
Intangible assets, net	2,740	2,409
Goodwill	9,478	9,478
Other assets	1,407	1,565
Total assets	$225,660	$197,757

Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$4,313	$18,418
Accrued expenses and other current liabilities	43,430	39,004
Lease liabilities	4,807	5,597
Current portion of deferred revenue	185,250	161,601
Total current liabilities	237,800	224,620

Lease liabilities, noncurrent	11,135	9,110
Deferred revenue, noncurrent	2,736	1,997
Other liabilities, noncurrent	14,001	13,180
Long-term debt	113,534	115,211
Total liabilities	379,206	364,118

Commitments and contingencies

Stockholders' deficit:
Common stock	37	38
Additional paid-in capital	1,252,200	1,284,781
Accumulated other comprehensive loss	(180)	(80)
Accumulated deficit	(1,405,603)	(1,451,100)
Total stockholders' deficit	(153,546)	(166,361)
Total liabilities and stockholders' deficit	$225,660	$197,757

Domo, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2023	2024	2023	2024
Cash flows from operating activities
Net loss	$(16,068)	$(19,490)	$(40,471)	$(45,497)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,611	2,507	3,102	4,863
Non-cash lease expense	1,023	1,098	2,172	2,178
Amortization of contract acquisition costs	4,388	4,426	8,956	8,727
Stock-based compensation	15,060	16,473	31,532	30,615
Remeasurement of warrant liability	—	143	—	(423)
Other, net	1,054	886	2,571	1,944
Changes in operating assets and liabilities:
Accounts receivable, net	4,704	(840)	26,772	18,509
Contract acquisition costs	(3,832)	(3,809)	(6,905)	(5,804)
Prepaid expenses and other assets	933	621	(464)	276
Accounts payable	(3,454)	4,825	(1,964)	11,503
Operating lease liabilities	(1,220)	(1,328)	(2,817)	(2,608)
Accrued and other liabilities	5,545	(1,902)	(2,753)	(4,165)
Deferred revenue	(9,109)	(9,781)	(18,268)	(24,388)
Net cash provided by (used in) operating activities	635	(6,171)	1,463	(4,270)

Cash flows from investing activities
Purchases of property and equipment	(2,924)	(2,204)	(6,500)	(4,730)
Purchases of intangible assets	(26)	—	(26)	—
Net cash used in investing activities	(2,950)	(2,204)	(6,526)	(4,730)

Cash flows from financing activities
Proceeds from shares issued in connection with employee stock purchase plan	—	—	2,032	1,121
Shares repurchased for tax withholdings on vesting of restricted stock	—	(208)	—	(208)
Proceeds from structured payables	—	2,782	—	2,782
Proceeds from exercise of stock options	3	—	3	—
Net cash provided by (used in) financing activities	3	2,574	2,035	3,695
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	176	347	380	70
Net decrease in cash, cash equivalents, and restricted cash	(2,136)	(5,454)	(2,648)	(5,235)
Cash, cash equivalents, and restricted cash at beginning of period	65,988	61,158	66,500	60,939
Cash, cash equivalents, and restricted cash at end of period	$63,852	$55,704	$63,852	$55,704

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2023	2024	2023	2024
Reconciliation of Subscription Gross Margin on a GAAP Basis to Subscription Gross Margin on a Non-GAAP Basis:
Revenue:
Subscription	$71,211	$70,921	$142,301	$143,031
Cost of revenue:
Subscription	11,453	13,301	22,065	26,076
Subscription gross profit on a GAAP basis	59,758	57,620	120,236	116,955
Subscription gross margin on a GAAP basis	84%	81%	84%	82%

Stock-based compensation	670	807	1,288	1,605
Subscription gross profit on a non-GAAP basis	$60,428	$58,427	$121,524	$118,560
Subscription gross margin on a non-GAAP basis	85%	82%	85%	83%

Reconciliation of Total Operating Expenses on a GAAP Basis to Total Operating Expenses on a Non-GAAP Basis:
Total operating expenses on a GAAP basis	$71,185	$72,770	$151,783	$153,609
Stock-based compensation	(13,744)	(15,150)	(28,957)	(27,970)
Amortization of certain intangible assets	(20)	(142)	(40)	(284)
Executive officer severance	(225)	—	(1,996)	—
Total operating expenses on a non-GAAP basis	$57,196	$57,478	$120,790	$125,355

Reconciliation of Operating Loss on a GAAP Basis to Operating Loss on a Non-GAAP Basis:
Operating loss on a GAAP basis	$(10,603)	$(14,487)	$(30,312)	$(35,937)
Stock-based compensation	14,887	16,271	31,197	30,222
Amortization of certain intangible assets	20	142	40	284
Executive officer severance	225	—	1,996	—
Operating loss on a non-GAAP basis	$4,529	$1,926	$2,921	$(5,431)

Reconciliation of Operating Margin on a GAAP Basis to Operating Margin on a Non-GAAP Basis:
Operating margin on a GAAP basis	(13)%	(18)%	(19)%	(23)%
Stock-based compensation	19	20	20	20
Executive officer severance	—	—	1	—
Operating margin on a non-GAAP basis	6%	2%	2%	(3)%

Reconciliation of Net Loss on a GAAP Basis to Net Loss on a Non-GAAP Basis:
Net loss on a GAAP basis	$(16,068)	$(19,490)	$(40,471)	$(45,497)
Stock-based compensation	15,060	16,473	31,532	30,615
Amortization of certain intangible assets	20	142	40	284
Executive officer severance	225	—	1,996	—
Remeasurement of warrant liability	—	144	—	(422)
Net loss on a non-GAAP basis	$(763)	$(2,731)	$(6,903)	$(15,020)

Reconciliation of Net Loss per Share on a GAAP Basis to Net Loss per Share on a Non-GAAP Basis:
Net loss per share on a GAAP basis	$(0.45)	$(0.51)	$(1.14)	$(1.20)
Stock-based compensation	0.42	0.43	0.89	0.81
Executive officer severance	0.01	—	0.06	—
Remeasurement of warrant liability	—	0.01	—	(0.01)
Net loss per share on a non-GAAP basis	$(0.02)	$(0.07)	$(0.19)	$(0.40)

Domo, Inc.
Reconciliation of Non-GAAP Financial Measures (Continued)
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	July 31,		July 31,
	2023	2024	2023	2024
Billings:
Total revenue	$79,672	$78,407	$159,130	$158,510
Add:
Deferred revenue (end of period)	164,882	161,601	164,882	161,601
Deferred revenue, noncurrent (end of period)	2,732	1,997	2,732	1,997
Less:
Deferred revenue (beginning of period)	(173,646)	(170,813)	(182,273)	(185,250)
Deferred revenue, noncurrent (beginning of period)	(3,077)	(2,566)	(3,609)	(2,736)
Decrease in deferred revenue (current and noncurrent)	(9,109)	(9,781)	(18,268)	(24,388)
Billings	$70,563	$68,626	$140,862	$134,122

Reconciliation of Net Cash Provided by Operating Activities to Adjusted Free Cash Flow:
Net cash provided by (used in) operating activities	$635	$(6,171)	$1,463	$(4,270)
Proceeds from shares issued in connection with employee stock purchase plan	—	—	2,032	1,121
Purchases of property and equipment	(2,924)	(2,204)	(6,500)	(4,730)
Proceeds from structured payables	—	2,782	—	2,782
Adjusted free cash flow	$(2,289)	$(5,593)	$(3,005)	$(5,097)